SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 23, 2003

Date of Report (Date of earliest event reported)

VISX, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10694	06-1161793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Central Expressway, Santa Clara, California 95051-0703

(Address of principal executive offices)

(408) 733-2020

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9.   Regulation FD Disclosure

          On April 23, 2003, the Company issued an earnings release announcing its financial results for the quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1. The information contained in the attached Exhibit 99.1 and contained in Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

          The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED

Date: April 23, 2003	By: /s/ TIMOTHY R. MAIER Timothy R. Maier Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release of the Company dated April 23, 2003